BLACKROCK FUNDSSM

BlackRock Global Long/Short Equity Fund

(the “Fund”)

Supplement dated September 24, 2018 to the Summary Prospectuses of the Fund,

each dated November 28, 2017

Effective immediately, the Fund will be considered a “commodity pool” under the Commodity Exchange Act. Accordingly, the following change is made to the Fund’s Summary Prospectuses:

The last sentence of the cover page is deleted in its entirety and replaced with the following:

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

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Shareholders should retain this Supplement for future reference.

SPRO-GLSEQ-0918SUP